UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2011

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren” or the “Company”), Union Electric Company d/b/a Ameren Missouri (“Ameren Missouri”) and Ameren Illinois Company d/b/a Ameren Illinois (“Ameren Illinois”) held on April 21, 2011 (each, its respective “Annual Meeting”), the matters listed below were submitted to a vote of its respective shareholders.

Item (1): Election of Directors

Ameren

Ameren shareholders elected the ten nominees named in the definitive proxy statement relating to the Annual Meeting to serve as directors until Ameren’s next annual meeting of shareholders in 2012 and until their respective successors have been duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Stephen F. Brauer	158,415,674	2,632,091	—	37,879,875
Ellen M. Fitzsimmons	158,475,695	2,572,070	—	37,879,875
Walter J. Galvin	151,460,089	9,587,676	—	37,879,875
Gayle P. W. Jackson	158,430,924	2,616,841	—	37,879,875
James C. Johnson	155,886,996	5,160,769	—	37,879,875
Steven H. Lipstein	155,842,454	5,205,311	—	37,879,875
Patrick T. Stokes	155,701,986	5,345,779	—	37,879,875
Thomas R. Voss	155,844,160	5,203,605	—	37,879,875
Stephen R. Wilson	158,428,587	2,619,178	—	37,879,875
Jack D. Woodard	155,919,423	5,128,342	—	37,879,875

Ameren Missouri

At Ameren Missouri’s annual meeting of shareholders held on April 21, 2011, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected to serve until the next annual meeting of shareholders in 2012: Warner L. Baxter, Daniel F. Cole, Adam C. Heflin, Martin J. Lyons, Jr., Richard J. Mark, Charles D. Naslund and Gregory L. Nelson. Each individual received 102,123,834 votes for election and no withheld votes, abstentions or broker non-votes.

Ameren Illinois

At Ameren Illinois’ annual meeting of shareholders held on April 21, 2011, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected to serve until the next annual meeting of shareholders in 2012: Scott A. Cisel, Daniel F. Cole, Martin J. Lyons, Jr. and Gregory L. Nelson. Each individual received 26,068,696 votes for election and no withheld votes, abstentions or broker non-votes.

Item (2): Amendment to Restated Articles of Incorporation Regarding Liability of Directors

Ameren shareholders approved amending Ameren’s Restated Articles of Incorporation to limit, in certain circumstances, the personal liability of Ameren directors, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,071,325	35,910,379	1,945,936	—

Item (3): Re-Approval of the Material Terms of the Performance Goals under Ameren’s 2006 Omnibus Incentive Compensation Plan

Ameren shareholders re-approved the material terms of the performance goals under Ameren’s 2006 Omnibus Incentive Compensation Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,340,330	15,002,023	1,705,412	37,879,875

Item (4): Advisory Approval of Executive Compensation

Ameren shareholders approved, on an advisory basis, the compensation of certain executives as disclosed in the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,480,743	11,436,407	2,130,615	37,879,875

Item (5): Advisory Approval on Frequency of Executive Compensation Shareholder Advisory Vote

Ameren shareholders approved, on an advisory basis, the holding of a shareholder advisory vote on executive compensation every year, as set forth below:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
135,167,078	2,508,072	21,291,780	2,080,835	37,879,875

Based on these voting results, and consistent with the recommendation of Ameren’s Board of Directors, the Board has determined that Ameren will hold a shareholder advisory vote on the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement, every year until the Board decides to hold the next shareholder advisory vote on the frequency of such executive compensation advisory votes.

Item (6): Ratification of the Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2011

Ameren shareholders ratified the appointment of PricewaterhouseCoopers LLP as Ameren’s independent registered public accounting firm for the fiscal year ending December 31, 2011, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,050,196	3,701,289	1,176,155	—

Item (7): Shareholder Proposal Relating to Report on Coal Combustion Waste

Ameren shareholders did not approve a shareholder proposal requesting that Ameren’s Board of Directors prepare a report on coal combustion waste as described in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,950,082	67,241,677	18,856,006	37,879,875

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:
3(i)	Certificate of Amendment to the Restated Articles of Incorporation filed with the Secretary of State of the State of Missouri on April 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

Date: April 21, 2011

EXHIBIT INDEX

Exhibit Number:	Title:
3(i)	Certificate of Amendment to the Restated Articles of Incorporation filed with the Secretary of State of the State of Missouri on April 21, 2011.